[IMAGE: EARTH from space]               SEMI-ANNUAL REPORT
                                                SEPTEMBER 30, 2001




                                                   AUSTIN GLOBAL
                                                    EQUITY FUND






                                                       FORUM
                                                       FUNDS

                                TABLE OF CONTENTS

A Message to Our Shareholders...............................................   1

Schedule of Investments.....................................................   3

Statement of Assets and Liabilities.........................................   6

Statement of Operations.....................................................   7

Statements of Changes in Net Assets.........................................   8

Financial Highlights........................................................   9

Notes to Financial Statements..............................................   10

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

Dear Shareholders:

     The range of concerns that have negatively impacted global equity markets are greater in number than the Austin Global Equity Fund (the "Fund") has experienced in the past. From concerns about a possible double dip in the U.S. economy, deflation, corporate earnings, to the urgent dual problems of terrorism and Iraq, each has contributed to the striking negative stock market volatility. The other part of this volatility has been the positive gyrations linked to reported growth in the U.S. economy, the number of corporations meeting earnings expectation, the low level of interest rates and continued muted inflation. Overall, we believe the economy will not perform a somersault and skid into another recession or spiral into deflation. Actually, we anticipate third quarter Gross Domestic Product (GDP) growth will be reported at 2.50-3.00%, a trend that is well positioned to continue into 2003. Therefore, we think talk of a double dip recession is an overstatement. That is not to say that all will be roses; while this trend is acceptable for a large growth phase economy it is not robust enough for a recovery phase in the economy.

     For the six-month reporting period, the Fund has maintained an advantage over its primary benchmark, the MSCI World Index, as well as the broad based S&P 500 Index. Notwithstanding this relative success, it gives us no pleasure to report that for the six months ended September 30, 2002 the Fund declined 23.37% verses declines of 28.35% in the S&P 500 and 25.83% in the MSCI World Index. For a longer term perspective, the Fund's one year, five year, and since inception (December 8, 1993) average annual returns for the period ending September 30 were -15.07%, -2.27% and 5.62%, respectively. In comparison, the MSCI World Index produced average annual returns of -19.18%, -4.02% and 4.37% for the same periods. During the reporting period, the Fund's cash position increased to record levels. It is hoped that circumstances will prompt us to re-deploy the cash into attractive investments in the near future. We think corporate earnings as reported by the U.S. Department of Commerce's Bureau of Economic Analysis has turned positive and present strong evidence that we may have seen the worst in corporate profits during this cycle. As reported below, we have deployed from certain enumerated national markets to other markets. However, our predominate focus remains on investing in companies with strong finances across many markets. The emphasis on financially strong firms must remain pivotal, even more so than in past years, due to the risk of high debt levels carried by many corporations; the relative lower availability of corporate funds from public stock offerings to lower debt; and the very public matter of reigning in excessive corporate compensation.

     During the past six months, the Fund's high cash position was the result of several sales from our portfolio holdings. Examples include long-term holdings Schlumberger, Microsoft, NTT DoCoMo and Telecom Italia Mobile, all of which generated long-term gains. We still hold these companies in high regard, but the recent stock market slump in our estimation, has created significant and more promising opportunities to purchase great companies at wider discounts to intrinsic value.

     Other less successful sales include two large German financial services companies, Muenchener Rueckversicherungs-Gesellschaft AG and Allianz AG. Our original investment thesis was based on a positive view of economic structural reforms adopted by German officials. At best, such reforms have been slow to materialize, posing a challenge to our investment thesis. We have thus decided to wait out this "storm" on the sidelines. While we do believe there is significant value within these large German companies, we will keep a close eye on the progression of the country in creating a more favorable environment for our investment dollars.

     The number of attractive growth companies that we deem "cheap" has increased dramatically within the past year. We have added to our holdings two favorites in the energy area, namely the Canadian exploration and production company EnCana (ECA), and the major oil company Royal Dutch Petroleum NY Shares
(RD) of the Netherlands. The latter has been in a slump recently, in part due to Standard & Poors decision to remove RD from the S&P 500 Index. This was part of an overall decision to remove foreign companies from the Index and has no bearing on the fundamental value of this great company.


                                       1                             FORUM FUNDS

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

     New positions include Grolsch, a Dutch beer company; French specialty chemical company Rhodia; American Popular, Inc.; and the publishing company SCMP Group of Hong Kong. One of the consistent themes with these investments is that they are dividend paying companies with good payment records. We have always been partial to companies that pay a dividend simply because returning some part of the cash generated by the business is pro-shareholder. In our search for reasonably priced equities, we are examining companies that pay dividends with renewed vigor. Indeed, as stock prices languish and slowly recover, being "paid while you wait" is a plus. Oftentimes, dividend increases are a sign of financial strength and indicate a company's ability to generate cash from its operating business. As an example, Popular, Inc. has a recent record of increasing its dividend annually and, in fact, their current dividend yield is 2.6%. As another sign of confidence, the directors of the company have frequently bought shares in the company. In this year alone, directors have bought close to 200,000 shares. Additionally, in May of this year the board approved a stock buyback of 4.3 million shares. Opportunities such as the above seem to be occurring more frequently these days in an array of industries. We remain committed to seeking these companies to augment the strength of our portfolio. We will write you again subsequent to conclusion of the Fund's fiscal year which ends March 31, 2003.

Sincerely,

Peter A. Vlachos and David Rappa
Austin Investment Management

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. Performance for the Fund would have been lower during the period if certain fees and expenses had not been waived. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets.

The MSCI World Index measures the performance of a diverse range of global stock markets in the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The index is unmanaged and excludes the effect of any expenses which may have been deducted from the Fund. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. You cannot invest directly in any index.

The views in this report were those of the Fund manager as of September 30, 2002 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. (11/02).


                                       2                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                         SECURITY DESCRIPTION                            COST              VALUE
---------------   --------------------------------------------------------   -----------------  -----------------

COMMON STOCK (89.9%)

                  AUSTRIA (0.8%)
        12,000    BWT AG                                                     $        324,460   $        166,026
                                                                             -----------------  -----------------

                  CANADA (5.1%)
        18,000    EnCana Corp.                                                        496,200            541,830
        20,000    Fairmont Hotels & Resorts, Inc.                                     393,289            476,000
                                                                             -----------------  -----------------
                                                                                      889,489          1,017,830
                                                                             -----------------  -----------------

                  FRANCE (7.0%)
        40,000    L'oreal SA, ADR                                                     500,614            577,136
        22,118    Rhodia SA                                                           186,025            139,892
         2,200    Rue Imperiale                                                       180,868            282,640
         5,000    Simco SA                                                            361,741            409,135
                                                                             -----------------  -----------------
                                                                                    1,229,248          1,408,803
                                                                             -----------------  -----------------

                  GERMANY (3.3%)
        17,000    Bayer AG                                                            534,893            292,997
        15,000    Merck KGaA +                                                        445,446            260,898
         4,000    RWE AG, ADR                                                         139,337            118,590
                                                                             -----------------  -----------------
                                                                                    1,119,676            672,485
                                                                             -----------------  -----------------
                  GREECE (1.8%)
        25,000    Coca-Cola Hellenic Bottling Co. SA                                  363,959            364,170
                                                                             -----------------  -----------------

                  HONG KONG (1.9%)
       115,956    Hong Kong & China Gas, ADR                                           85,000            170,896
       480,000    SCMP Group Ltd.                                                     291,072            207,696
                                                                             -----------------  -----------------
                                                                                      376,072            378,592
                                                                             -----------------  -----------------

                  ITALY (1.6%)
       120,000    Parmalat Finanziaria SpA                                            335,133            328,500
                                                                             -----------------  -----------------


See Notes to Financial Statements.     3                             FORUM FUNDS


--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                         SECURITY DESCRIPTION                            COST              VALUE
---------------   --------------------------------------------------------   -----------------  -----------------

COMMON STOCK - CONTINUED

                  JAPAN (9.3%)
        16,000    Kurita Water Industries Ltd.                               $        199,713   $        143,914
         5,000    Millea Holdings, Inc., ADR                                          261,633            195,500
        75,000    Mitsui Sumitomo Insurance Co., Ltd.                                 371,129            351,773
         6,000    Nippon Broadcasting Systems                                         198,166            177,427
        20,000    Nisshinbo Industries                                                 96,940             93,806
         3,400    NTT DoCoMo, Inc., ADR                                                67,360             58,616
        15,000    Toyota Industries Corp.                                             237,986            237,063
        12,000    Toyota Motor Corp., ADR                                             670,970            613,200
                                                                             -----------------  -----------------
                                                                                    2,103,897          1,871,299
                                                                             -----------------  -----------------

                  LUXEMBOURG (0.9%)
        35,000    SES GLOBAL, FDR                                                     592,670            172,942
                                                                             -----------------  -----------------

                  NETHERLANDS (7.4%)
        29,608    ABN Amro Holdings NV                                                497,815            324,202
        11,776    Aegon NV, ADR                                                       202,525            111,048
         8,594    Grolsch NV                                                          182,865            171,899
         8,777    Hunter Douglas NV                                                   252,284            234,194
        18,000    Randstad Holdings NV                                                222,897            121,140
        13,000    Royal Dutch Petroleum Co. NY Shares                                 667,915            522,210
                                                                             -----------------  -----------------
                                                                                    2,026,301          1,484,693
                                                                             -----------------  -----------------

                  POLAND (0.4%)
        25,000    Telekomunikacja Polska SA, GDR * +                                $ 120,200           $ 70,375
                                                                             -----------------  -----------------

                  SPAIN (1.7%)
        15,000    Altadis SA                                                          215,405            335,016
                                                                             -----------------  -----------------

                  SWITZERLAND (7.5%)
         2,600    Nestle SA                                                           537,362            568,278
        15,000    Novartis AG, ADR                                                    530,388            595,950
         5,000    Roche Holdings AG, ADR                                              333,296            338,203
                                                                             -----------------  -----------------
                                                                                    1,401,046          1,502,431
                                                                             -----------------  -----------------
                  TAIWAN (0.5%)
        14,300    Taiwan Semiconductor Manufacturing Co. Ltd, ADR +                   216,960             90,805
                                                                             -----------------  -----------------


See Notes to Financial Statements.     4                             FORUM FUNDS


--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                         SECURITY DESCRIPTION                            COST              VALUE
---------------   --------------------------------------------------------   -----------------  -----------------

COMMON STOCK - CONTINUED

                  UNITED KINGDOM (13.8%)
        22,388    Anglo American plc                                         $        371,604   $        283,423
        75,000    British American Tobacco plc                                        559,615            765,472
         8,000    Diageo plc, ADR                                                     302,346            399,280
         8,000    GlaxoSmithKline plc, ADR                                            370,560            307,440
         6,000    HSBC Holdings plc, ADR                                              330,239            308,880
         6,000    Rio Tinto plc, ADR                                                  289,023            394,800
        56,340    Trinity Mirror plc                                                  382,373            314,535
                                                                             -----------------  -----------------
                                                                                    2,605,760          2,773,830
                                                                             -----------------  -----------------

                  UNITED STATES (26.9%)
        81,000    Allegiance Telecom, Inc. +                                          348,210             67,230
         8,500    Alltel Corp.                                                        440,744            341,105
        11,000    American Express Co.                                                413,232            342,980
         8,000    Anadarko Petroleum Corp.                                            511,493            356,320
         2,500    Automatic Data Processing                                            95,775             86,925
        30,000    Bank of New York Co., Inc.                                          272,813            862,200
        10,000    Bank One Corp.                                                      375,895            374,000
        14,000    Costco Wholesale Corp. +                                            506,603            453,180
         7,000    Dow Jones & Co., Inc.                                               395,728            268,870
         3,000    Intel Corp.                                                         137,813             41,670
         2,000    Jefferson-Pilot Corp.                                                94,360             80,200
         2,000    Johnson & Johnson                                                   103,720            108,160
        40,000    Kos Pharmaceuticals, Inc. +                                         234,287            447,960
         9,000    Kraft Foods, Inc.                                                   279,000            328,140
        63,800    Malaysia Fund, Inc.                                                 292,325            242,440
        12,000    MBIA, Inc.                                                          491,980            479,400
         3,000    Nabors Industries Ltd. +                                             99,430             98,250
         5,600    Osmonics, Inc. +                                                     78,732             66,640
         4,500    Popular, Inc.                                                       155,737            142,200
        10,000    Rockwell Collins, Inc.                                              266,650            219,400
                                                                             -----------------  -----------------
                                                                                    5,594,527          5,407,270
                                                                             -----------------  -----------------

TOTAL COMMON STOCK                                                                 19,514,803         18,045,067
                                                                             -----------------  -----------------


See Notes to Financial Statements.     5                             FORUM FUNDS


--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                        SECURITY DESCRIPTION                            COST              VALUE
---------------   --------------------------------------------------------   -----------------  -----------------

FIXED RATE CONVERTIBLE BONDS (0.8%)

                  NETHERLANDS (0.8%)

       181,512    Koninklijke Ahold NV, 3.00%, 9/30/03                       $        216,532   $        170,756

                  TOTAL FIXED RATE CONVERTIBLE BONDS                                  216,532            170,756
                                                                             -----------------  -----------------

    SHARES
---------------

SHORT-TERM HOLDINGS (9.4%)

     1,054,879    Deutsche Cash Management Fund                                     1,054,879          1,054,879
       840,336    Deutsche Money Market Fund                                          840,336            840,336
                                                                             -----------------  -----------------

                  TOTAL SHORT-TERM HOLDINGS                                         1,895,215          1,895,215
                                                                             -----------------  -----------------

TOTAL INVESTMENTS (100.1%)                                                   $     21,626,550   $     20,111,038
                                                                             -----------------  -----------------

OTHER ASSETS AND LIABILITIES, NET (-0.1%)                                                       $        (18,645)
                                                                                                -----------------

NET ASSETS  (100.0%)                                                                            $     20,092,393
                                                                                                =================


-----------------------------------------------------------------------------
+ Non-income producing security.

*Securities that may be sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, as amended. These securities have been determined to be liquid pursuant to procedures adopted by the Board of Trustees. ADR - American Depository Receipt.
FDR - Fiduciary Depositary Receipt.
GDR - Global Depository Receipt.


See Notes to Financial Statements.     6                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
       Investments, at value (cost $21,626,550) (Note 2)                                              $ 20,111,038
       Cash                                                                                                  2,735
       Receivables for interest and dividends                                                               62,237
       Prepaid expense                                                                                       1,964
       Other assets                                                                                            439
                                                                                              ---------------------

Total Assets                                                                                            20,178,413
                                                                                              ---------------------

LIABILITIES
       Payables for investment securities purchased                                                         32,934
       Accrued liabilities:
           Investment advisory fees (Note 3)                                                                26,057
           Administrator fees (Note 3)                                                                       4,343
           Transfer agency fees (Note 3)                                                                     1,673
           Custodian fees (Note 3)                                                                           3,793
           Other                                                                                            17,220
                                                                                              ---------------------

Total Liabilities                                                                                           86,020
                                                                                              ---------------------

NET ASSETS                                                                                            $ 20,092,393
                                                                                              =====================

COMPONENTS OF NET ASSETS
       Paid-in capital                                                                                $ 26,016,745
       Accumulated net investment loss                                                                      (4,845)
       Accumulated net realized loss on investments and foreign currency transactions                   (4,405,516)
       Net unrealized depreciation of investments and foreign currency transactions                     (1,513,991)
                                                                                              ---------------------

NET ASSETS                                                                                            $ 20,092,393
                                                                                              =====================

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE (BASED ON NET ASSETS OF
       $20,092,393 AND SHARES OF 1,819,045)                                                                $ 11.05
                                                                                              =====================


See Notes to Financial Statements.     7                             FORUM FUNDS


--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest income                                                                                       $ 4,242
     Dividend income (net of foreign withholding taxes $39,479)                                            294,325
                                                                                              ---------------------
Total Investment Income                                                                                    298,567
                                                                                              ---------------------

EXPENSES
     Investment advisory fees (Note 3)                                                                     179,961
     Administration fees (Note 3)                                                                           29,993
     Transfer agency fees (Note 3)                                                                          11,047
     Custody fees (Note 3)                                                                                  12,245
     Accounting fees (Note 3)                                                                               25,000
     Auditing fees                                                                                          10,400
     Legal fees                                                                                              2,059
     Trustees fees and expenses                                                                                487
     Reporting expenses                                                                                      4,599
     Pricing expenses                                                                                        3,145
     Compliance expenses                                                                                     5,321
     Miscellaneous expenses                                                                                  2,823
                                                                                              ---------------------
Total Expenses                                                                                             287,080
                                                                                              ---------------------

NET INVESTMENT INCOME                                                                                       11,487
                                                                                              ---------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSLATIONS
     Net realized loss on investments and foreign currency translations                                 (1,019,582)
     Net change in unrealized depreciation of investments and foreign currency translations             (5,221,665)
                                                                                              ---------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSLATIONS                                                                  (6,241,247)
                                                                                              ---------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $ (6,229,760)
                                                                                              =====================


See Notes to Financial Statements.     8                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                             For the
                                                                            Six Months                 Year
                                                                              Ended                   Ended
                                                                        September 30, 2002  (a)   March 31, 2002
                                                                        ------------------        --------------
OPERATIONS
     Net investment income (loss)                                         $        11,487         $    (241,317)
     Net realized loss on investments
         and foreign currency transactions                                     (1,019,582)           (2,207,199)
     Net change in unrealized appreciation (depreciation) on
         investments and foreign currency translations                         (5,221,665)            1,144,359
                                                                          ----------------        --------------
Net Decrease in Net Assets from Operations                                     (6,229,760)           (1,304,157)
                                                                          ----------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net realized gain on investments sold                                              -              (177,448)
                                                                          ----------------        --------------

CAPITAL SHARE TRANSACTIONS

     Sale of shares                                                             2,611,812            67,693,972
     Reinvestment of distributions                                                      -               177,008
     Redemption of shares                                                      (4,013,448)          (65,866,925)
                                                                          ----------------        --------------

Net Increase (Decrease) from Capital Share Transactions                        (1,401,636)            2,004,055
                                                                          ----------------        --------------

     Redemption fees                                                               25,428                94,939
                                                                          ----------------        --------------

Net Increase (Decrease) in Net Assets                                          (7,605,968)              617,389

NET ASSETS
      Beginning of period                                                      27,698,361            27,080,972
                                                                          ----------------        --------------
      End of period                                                       $    20,092,393         $  27,698,361
                                                                          ================        ==============

SHARE TRANSACTIONS
     Sale of shares                                                               210,375             4,657,211
     Reinvestment of distributions                                                      -                12,753
     Redemption of shares                                                        (312,496)           (4,541,668)
                                                                          ----------------        --------------

Net Increase (Decrease) in Shares                                                (102,121)              128,296
                                                                          ================        ==============

Accumulated net investment loss                                           $        (4,845)        $     (16,332)
                                                                          ================        ==============

(a) Unaudited.


See Notes to Financial Statements.     9                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                               For the
                                             Six Months
                                               Ended
                                            September 30,          For the Years Ended March 31
                                                          --------------------------------------------------------
                                                2002 (c)      2002         2001       2000       1999       1998
                                            ------------- ------------ ------------ -------- ------------ --------
NET ASSET VALUE, BEGINNING OF PERIOD            $14.42       $15.10       $27.96     $16.58     $16.27     $12.84
                                            ------------- ------------ ------------ -------- ------------ --------

INVESTMENT OPERATIONS
   Net investment income (loss)                   0.01        (0.13)       (0.18)     (0.21)      0.15      (0.07)
   Net realized and unrealized gain (loss)
        on investments                           (3.39)       (0.50)      (10.67)     11.59       1.32       4.95
                                            ------------- ------------ ------------ -------- ------------ --------

Total from Investment Operations                 (3.38)       (0.63)      (10.85)     11.38       1.47       4.88
                                            ------------- ------------ ------------ -------- ------------ --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                             -            -            -          -      (0.14)         -
   Net realized gain on investments
        and foreign currency transactions            -        (0.10)       (2.01)         -      (0.90)     (1.45)
   Return of capital                                 -            -            -          -      (0.12)         -
                                            ------------- ------------ ------------ -------- ------------ --------

Total Distributions to Shareholders                  -        (0.10)       (2.01)         -      (1.16)     (1.45)
                                            ------------- ------------ ------------ -------- ------------ --------

   Redemption Fee (a)                             0.01         0.05            -          -          -          -
                                            ------------- ------------ ------------ -------- ------------ --------

NET ASSET VALUE, END OF PERIOD                  $11.05       $14.42       $15.10     $27.96     $16.58     $16.27
                                            ============= ============ ============ ======== ============ ========

TOTAL RETURN                                    (23.37)%      (3.85)%     (40.15)%   68.64%      9.51%     39.88%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)    $20,092      $27,698      $27,081    $42,521    $22,014    $15,379

Ratios to Average Net Assets:
   Expenses, including reimbursement/
        waiver of fees                           2.39% (b)    2.34%        2.19%      2.24%      2.42%      2.50%
   Expenses, excluding reimbursement/
        waiver of fees                           2.39% (b)    2.34%        2.19%      2.24%      2.42%      2.69%
   Net investment income (loss), including
        reimbursement/waiver of fees             0.10% (b)    (0.86)%      (0.89)%    (1.06)%    0.92%      (0.50)%

PORTFOLIO TURNOVER RATE                            15%          45%          60%        49%        51%        57%


---------------------------------------------------------------------
(a) Calculated based on average shares outstanding during the period.
(b) Annualized.
(c) Unaudited.


See Notes to Financial Statements.     10                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-four investment portfolios. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified series of the Trust. The Fund commenced operations on December 8, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Generally, on each fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities held by the Fund, other than short-term securities maturing in sixty days or less, and for which market quotations are readily available, are valued using the last reported sales price or, if no sales price is reported, the mean of the last bid and ask price as provided by independent pricing services. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Short-term securities that mature in sixty days or less are valued at amortized cost.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.


                                       11                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a registered investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of twenty-four active fund series, and it accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

REDEMPTION FEE - Any Shareholder who redeems or exchanges shares within 180 days of purchase, will incur a 1.00% redemption fee. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital. Redemption fees collected by the Fund for the six months ended September 30, 2002 totaled $25,428.

NOTE 3. ADVISORY FEES, SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser to the Fund is Austin Investment Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives an annual fee of $12,000, plus certain shareholder account fees.

CUSTODIAN - The custodian is Forum Trust, LLC. The Fund pays an annual maintenance fee of $8,000 and domestic and foreign safekeeping fees based on an annualized percentage of the average daily net assets of the Fund. The Fund also pays transaction fees.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000 and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions.


                                       12                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $3,585,729 and $6,576,746, respectively, for the six months ended September 30, 2002.

The cost basis of investment securities owned as of September 30, 2002, was $21,626,550 and the net unrealized depreciation of investment securities was $1,515,512. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $1,999,495, and the aggregate unrealized depreciation for all securities in which there was an excess of cost over market value was $3,515,007.


                                       13                            FORUM FUNDS

FOR MORE INFORMATION                                                                       FORUM
                                                                                           FUNDS

                                                                                AUSTIN GLOBAL EQUITY FUND
                               INVESTMENT ADVISER
                       Austin Investment Management, Inc.
                          375 Park Avenue, Suite 2102
                            New York, NY 10152-2198



                                TRANSFER AGENCY
                         Forum Shareholder Service, LLC
                              Two Portland Square
                               Portland, ME 04101



                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                               Two Portland Square
                               Portland, ME 04101



      This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund's prospectus



                                     [LOGO]
                                   FORUM FUNDS
                                  P.O. Box 446
                               Portland, ME 04112
                                  800-94FORUM
                                  800-943-6786
                                  207-879-0001
                               www.forumfunds.com